SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          December 3, 2010
                           Date of Report
                   (Date of Earliest Event Reported)


                   CANISTEL ACQUISITION CORPORATION
         (Exact Name of Registrant as Specified in its Charter)

Delaware                        0-53255                   20-5572714
(State or other       (Commission File Number)          (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)

                             Diagorou 4
                     Kermia Building, 6th Floor
                           Office 601 P.C.
                       1097, Nicosia, Cyprus
              (Address of Principal Executive Offices)

                        215 Apolena Avenue
                 Newport Beach, California 92662
         (Former Address of Principal Executive Offices)

                       (011) 421 2 2090 2741
                  (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On December 3, 2010 the Registrant issued 21,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933.


ITEM 5.01 Changes in Control of Registrant

     On December 3, 2010, the following events occurred which resulted in a change of control of the Registrant:

     1. The Registrant redeemed an aggregate of 500,000 of its then outstanding 1,000,000 shares of common stock at a redemption price of $.0001 per share for an aggregate redemption price of $50.

     2. The Registrant issued 21,000,000 shares of common stock to the following shareholders in the following amounts representing 98% of the total outstanding 21,500,000 of common stock:

          Forsyma Holdings Limited      20,000,000
          Otto Clark                    500,000
          Vladimir Ulman                500,000

     3. A new officer and a new director were appointed and elected and the prior officer and director resigned.

     The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G on October 2, 2008 as updated by the Annual Reports on Form 10-K filed on March 31, 2009 and April 15, 2010 supplemented by the information contained in this report.

     The Registrant intends to negotiate to enter an agreement for the acquisition and control of Opera Jet s.r.o., an operating aircraft charter operator company located in Slovakia. Opera Jet s.r.o. currently charters business jets within Europe, Russia, North Africa and the middle East.
It currently owns and operates a heavy jet but intends to focus on providing light jet transport services.


ITEM 5.02 Departure of Directors or Principal Officers;
          Election of Directors

     On December 3, 2010, James M. Cassidy resigned as the Registrant's president, secretary and sole director.

     On December 3, 2010, Dr. Martin Hudec was elected to serve as director of the Corporation and simultaneously was appointed to serve as the Corporation's president, secretary and treasurer.

     Dr. Martin Hudec. Dr. Hudec received his Master Degree in Financial Management in 2002 and Ph.D in Management in 2009 from the Comenius University in Bratislava, Slovakia. Dr. Hudec earned his pilot license in 1998 and has since been continuously involved in the aviation business.
Dr. Hudec served as a director of several aviation companies, including East Air Company, s.r.o., Air Carpatia s.r.o., and Opera Jet s.r.o.
These companies had a wide range of activities such as flight training, military pilot training, aircraft maintenance, and private charter. Since 2009, Dr. Hudec has served as "accountable manager" of Opera Jet s.r.o., and is responsible for all its operations. To be approved as an accountable manager by the Civil Aviation Authority of Slovakia, Dr.
Hudec had to fulfill various experiential, qualification and professional requirements. Since 2001, Dr. Hudec served as general manager of East-West Development Ltd. which built the largest residential project in Bratislava. In 2006, Dr. Hudec co-founded Opera a.s., a real estate development company and Opera Reform International, a real estate invesment fund in order to finance and construct real estate projects in Central and Eastern Europe.


ITEM 5.03     Amendments to Articles of Incorporation

         On December 3, the shareholders of the Corporation and the Board of Directors unanimously adopted the change of the Registrant's name to Opera Jet International Ltd.

                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                 CANISTEL ACQUISITION CORPORATION


Date: December 3, 2010          James M. Cassidy
                                 President